As filed with the Securities and Exchange Commission on May 25, 2004
                                       Registration No. 333-115163

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                             AMENDMENT NO.1
                                   TO
                                FORM S-3
                        REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933

                           A.P. Pharma, Inc.
                     ------------------------------
        (Exact name of registrant as specified in its charter)

Delaware                                              94-2875566
-------------------------------              -------------------
(State or other jurisdiction of              (I.R.S. employer
 incorporation or organization)              identification no.)

123 Saginaw Drive, Redwood City, California 94063 (650) 366-2626
----------------------------------------------------------------
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                         Michael P.J. O'Connell
                President and Chief Executive Officer
                          A.P. Pharma, Inc.
                          123 Saginaw Drive
                  Redwood City, California  94063
                         (650) 366-2626
              ---------------------------------------
              (Name, address, including zip code, and
               telephone number, including area code,
                      of agent for service)

                            Copies to:
                      Richard A. Peers, Esq.
                 Heller Ehrman White & McAuliffe LLP
                        2775 Sand Hill Road
                  Menlo Park, California  94025
                      (650) 324-7000 (phone)
                       (650) 324-0638 (fax)

Approximate date of commencement of proposed sale to the public:
From time to time or at one time after the effective date of the Registration Statement as the Registrant shall determine.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]



                                   Part II

Item 16.  Exhibits.

The following documents are filed herewith (unless otherwise indicated) and made a part of this registration statement.

      Exhibit                       Description
       Number                        of Exhibit
      -------                       -----------

	1.1(1)        Form of Underwriting Agreement
	5.1           Opinion of Heller Ehrman White & McAuliffe LLP
	23.1           Consent of Heller Ehrman White & McAuliffe LLP (filed as
                      part of Exhibit 5.1)
	23.2*          Consent of Ernst & Young LLP, Independent Auditors
	24.1*          Power of Attorney

------------
* Previously filed as an exhibit to this registration statement.

(1) To be filed by amendment or as an exhibit to a current report on Form 8-K and incorporated herein by reference.

                         SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933, Registrant ccertifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Redwood City, State of California, on May 25, 2004.

                                     A.P. PHARMA, INC.

                                     By: /S/ Michael P.J. O'Connell
                                        ---------------------------
                                     Michael P.J. O'Connell
                                     President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment
No. 1 to Registration Statement on Form S-3 has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SIGNATURE                TITLE                     DATE
-----------------------------------------------------------------
/S/ Michael O'Connell    President and Chief       May 25, 2004
----------------------   Executive Officer         ------------
Michael P.J. O'Connell   (Principal Executive
                         Officer)


/S/ Gordon Sangster      Chief Financial Officer   May 25, 2004
----------------------   (Principal Accounting     ------------
Gordon Sangster          Officer)


/S/ Paul Goddard*        Chairman of the Board     May 25, 2004
----------------------   of Directors              ------------
Paul Goddard


/S/ Stephen Drury*       Director                  May 25, 2004
----------------------                             ------------
Stephen Drury


/S/ Peter Riepenhausen*  Director                  May 25, 2004
----------------------                             ------------
Peter Riepenhausen


/S/ Toby Rosenblatt*     Director                  May 25, 2004
----------------------                             ------------
Toby Rosenblatt


/S/ Gregory H. Turnbull* Director                  May 25, 2004
----------------------                             ------------
Gregory H. Turnbull


/S/ Dennis Winger*       Director                  May 25, 2004
----------------------                             ------------
Dennis Winger


/S/ Robert Zerbe*        Director                  May 25, 2004
----------------------                             ------------
Robert Zerbe


/S/ Michael P.J. O'Connell
--------------------------
Michael P.J. O'Connell
*(Attorney-in-fact)


                            EXHIBIT INDEX
                            -------------

Exhibit      Description
Number       of Exhibit
-------      -----------

1.1(1)       Form of Underwriting Agreement
5.1          Opinion of Heller, Ehrman, White & McAuliffe LLP
23.1         Consent of Heller, Ehrman, White & McAuliffe (filed
             as part of Exhibit 5.1)
23.2*        Consent of Ernst & Young LLP, Independent Auditors
24.1*        Power of Attorney

*   Previously filed as an exhibit to this registration statement.
(1) To be filed by amendment or as an exhibit to a current report on Form 8-K and incorporated herein by reference.




(Footnote continued)